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                                                                    EXHIBIT 10.7


                            [FIFTH THIRD BANK LOGO]


                                    AMENDMENT
                                       TO
                                    ADDENDUM
                                       TO
                             MASTER EQUIPMENT LEASE
                                     BETWEEN
                             CINTECH SOLUTIONS, INC.
                                       AND
                         THE FIFTH THIRD LEASING COMPANY

     THIS AMENDMENT is intended to be attached to, and the provisions hereof are hereby incorporated into that certain Addendum dated AUGUST 21, 2002 to Master Equipment Lease, dated December 18, 2001, (the "Lease"), executed by CINTECH SOLUTIONS, INC., an Ohio corporation (the "Lessee") and THE FIFTH THIRD LEASING COMPANY, an Ohio corporation (the "Lessor").

     2. If Lessee fails to maintain the Fixed Charge Coverage Ratio, Lessee will maintain cash in excess of the outstanding balances of the aggregate credit facilities on deposit in Fifth Third Bank.

All other terms and conditions remain the same as in the Addendum referenced above.

CINTECH SOLUTIONS, INC.                THE FIFTH THIRD LEASING COMPANY

By:    /s/ Dino Lucarelli              By:  /s/    Donald P. Lehmkuhl
    -----------------------------           ------------------------------

Title:   Chief Financial Officer       Title: Vice President
       --------------------------           ------------------------------------

LESSEE                                 LESSOR

                                       By:  /s/  Mark J. Zink
                                           -------------------------------------

                                       Title:   AVP
                                             -----------------------------------

                                       LESSOR
















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